UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant	☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant
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Proxy Statement
January 28, 2025

Important Voting Information Inside
Global Real Estate Fund

Understand and Vote Your Proxy
Dear Global Real Estate Fund Shareholder,
We are asking you to vote on a proposal regarding your Global Real Estate Fund (the “Fund”). Your vote counts, no matter how large or small your holdings.
Proxy proposal for your vote: Changing the Fund’s classification from a diversified to a non-diversified fund
You are being asked to approve a change in the Fund’s classification under the Investment Company Act of 1940 (as amended, the “Investment Company Act”), from a “diversified” to a “non-diversified” fund (the “Proposal”). As a diversified fund, the Fund is limited in its ownership of securities of any single issuer. If approved, the Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers. Therefore, reclassifying the Fund as a non-diversified fund could offer more flexibility to the investment team, which the investment team believes may ultimately benefit shareholders.
The Board of Directors (the “Board”) for the Fund has approved, and they recommend that you vote FOR the Proposal, as further described in the enclosed proxy statement.
The Q&A and proxy materials on the following pages also describe the Proposal in more detail. Our proxy solicitor, Broadridge Financial Solutions, Inc., may contact you if we haven’t received your vote.
How to vote
Please have your card available and vote online, by phone or mail in your card.
Questions?
If you have proxy questions or need assistance in casting your vote, please contact Broadridge Financial Solutions, Inc. at 1-833-201-4685. Thank you for investing with American Century Investments.

Sincerely,
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments
4500 Main Street, Kansas City, Missouri 64111

AMERICAN CENTURY INVESTMENTS
Global Real Estate Fund

IMPORTANT NEWS FOR SHAREHOLDERS
Here you will find a brief overview of the Proposal and an accompanying Q&A. These should be read in conjunction with, and are qualified by reference to, the more detailed information contained in this proxy statement.
Shareholders of the Fund are being asked to approve a change in the Fund’s classification under the Investment Company Act from a “diversified” to a “non-diversified” fund. As described in the enclosed proxy statement, the Proposal would allow the Fund’s investment management team greater flexibility to deliver results through their highest conviction positions (i.e., positions that the Fund’s investment team believes will help achieve the optimal overall portfolio construction for the Fund’s assets).

Questions and Answers
Q. What is the proposal I am being asked to vote on?
A. We are asking you to approve changes to the Fund’s designation under the Investment Company Act from a “diversified” to a “non-diversified” fund.
Q. What is the difference between diversified and non-diversified funds?
A.Under the Investment Company Act, a fund is classified as diversified or non-diversified, which governs its ownership of securities of issuers. “Diversified” means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). The Fund is currently classified as diversified and therefore must operate in compliance with these diversification requirements and is limited in its ownership of securities of any single issuer.
Q. Why am I being asked to approve the reclassification of the Fund from diversified to non-diversified?
A.Under the Investment Company Act, a diversified fund cannot change its diversification status to non-diversified without shareholder approval. If the proposal is approved, the Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers and would no longer be subject to the diversification requirements. The non-diversified status will give the Fund’s investment management team increased flexibility to manage the Fund’s portfolio. American Century Investment Management, Inc., the investment advisor to the Fund (the “Advisor”), believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio management team with increased investment flexibility and potential for better investment performance.
Q. Will the Fund’s risk profile increase if it is reclassified as non-diversified under the Investment Company Act?
A.A non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund does so, the Fund will be more susceptible to the attendant risks of a particular issuer in which it invests than would be a diversified fund. In addition, a price change in the securities of any one of those issuers may have greater impact on the Fund’s share price than would be the case in a diversified fund.
Q. Will the Fund make any changes to its investment strategies if reclassified as non-diversified under the Investment Company Act?
A. No. The Fund will continue to invest in accordance with its current investment strategies.
Q. When is the special meeting? Who can vote?
A. The special meeting will be held on February 27, 2025, at 10:00 a.m. Central Time at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri. Please note we are holding this meeting only for purposes of voting on the Proposal. We do not plan on making any presentations about the Fund. If you owned shares of the Fund at the close of business on January 10, 2025, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.
Q. How does the Board recommend that I vote?
A. The Board recommends you vote “FOR” the Proposal.
Q. What happens if shareholders do not approve the Proposal?

A. If shareholders do not approve the Proposal, the Fund will remain “diversified” and therefore remains subject to the diversification requirements set forth in the Investment Company Act.
Q. My holdings in the Fund are small, why should I vote?
A. Your vote makes a difference. If many shareholders do not vote their proxies, the Fund may not receive enough votes to go forward with its special meeting. This means the Fund will incur additional costs to solicit votes to determine the outcome of the Proposal.
Q. Why are multiple proxy cards enclosed?
A. If you own shares of the Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.
Q. How do I cast my vote?
A.

Have your vote card handy for the web address and your voting number.	Have your vote card handy for the phone number and your voting number.	Mark your proxy vote, sign and return in the enclosed postage-paid envelope.

You also may vote in person at the special meeting on February 27, 2025. If you need more information or have any questions on how to cast your vote, call our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-833-201-4685.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

Global Real Estate Fund
4500 Main Street
Kansas City, Missouri 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 27, 2025

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “meeting”) of Global Real Estate Fund (the “Fund”), a series of American Century Capital Portfolios, Inc., will be held at 10:00 a.m. Central Time on February 27, 2025 at 4500 Main Street, Kansas City, Missouri 64111 to approve a change in the Fund’s classification under the Investment Company Act of 1940 (as amended, the “Investment Company Act”), from a “diversified” to a “non-diversified” fund (the “Proposal”).
Shareholders of record of the Fund as of the close of business on January 10, 2025 are entitled to vote at the meeting and any adjournments or postponements thereof.
In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies without further notice other than by announcement at the meeting. However, if we adjourn the meeting for more than ninety days, the Fund will send a new shareholder meeting notice to shareholders. Any adjournment of the meeting for the further solicitation of proxies for a proposal will require the affirmative vote of a majority of the total number of shares of the Fund that are present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any proposal if a quorum is present prior to such adjournment. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Proposal.

By Order of the Board of Directors
Ward D. Stauffer
Secretary

January 28, 2025

PROXY STATEMENT
GLOBAL REAL ESTATE FUND

The Board of Directors (the “Board”) of Global Real Estate Fund (the “Fund”), a series of American Century Capital Portfolios, Inc. (the “company”) is providing this proxy statement. The Board is soliciting the proxies of Fund shareholders for use in connection with a Special Meeting (the “meeting”) of Fund shareholders held at 10:00 a.m. Central Time on February 27, 2025, at American Century Investments’ office at 4500 Main Street, Kansas City, Missouri. Beginning on or about January 28, 2025, we are sending the meeting notice, this proxy statement, and proxy cards to shareholders of record as of the close of business on January 10, 2025 (the “Record Date”). Please read this proxy statement and keep it for future reference. The Fund previously sent its annual report and semiannual report to its shareholders. You may obtain a copy of the Fund’s most recent annual report and semiannual report without charge by writing to the Fund at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this proxy statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-833-201-4685 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 27, 2025: This proxy statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. The proxy statement is also available at www.americancentury.com/fund-proxy.

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TABLE OF CONTENTS

SUMMARY OF THE PROPOSAL AND VOTING	3
PROPOSAL : RECLASSIFY THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT	4
OTHER INFORMATION	6
General Information	6
Date, Time and Place of the Meeting	7
Use and Revocation of Proxies	7
Voting Rights and Required Votes	8
Outstanding Shares and Significant Shareholders	9
Security Ownership of Certain Beneficial Owners and Management of the Fund	9
Service Providers	16
Proxy Statement Delivery	16
WHERE TO FIND ADDITIONAL INFORMATION	16
SHAREHOLDER PROPOSALS, DISCRETION OF ATTORNEYS NAMED IN THE PROXY AND OTHER MATTERS	17

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SUMMARY OF PROPOSAL AND VOTING
The following is a summary of certain information contained elsewhere in this proxy statement. This summary is qualified in its entirety by reference to information contained elsewhere in this proxy statement.

Purpose of the Meeting
The purpose of the meeting is to consider and vote on the approval of reclassifying the Fund from a “diversified” to a “non-diversified” fund under the Investment Company Act of 1940 (as amended, the “Investment Company Act”)(the “Proposal”).

Required Vote
The Proposal must be approved by the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present or represented by proxy at the meeting if more than 50% of the shares of the Fund are present or represented by proxy.

How to Vote
Shareholders may vote by internet or telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the meeting. Shareholders can obtain directions to the meeting by calling American Century Investments at 1-800-345-2021.

The Board recommends that you vote “FOR” the Proposal.

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PROPOSAL: RECLASSIFY THE FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT

It is proposed that shareholders of the Fund approve a change in the Fund’s classification under the Investment Company Act from “diversified” to “non-diversified” (the “Proposal”). A change in the Fund’s classification from “diversified” to “non-diversified” requires shareholder approval under the Investment Company Act.
Under the Investment Company Act, a mutual fund is classified as “diversified” or “non-diversified.” “Diversified” means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). The Fund currently is classified as a diversified fund for purposes of the Investment Company Act, which means the Fund is currently limited in its ownership of securities of any single issuer.
Following the recommendation of the Fund’s investment advisor, American Century Investment Management, Inc. (the “Advisor”), the Board has approved a change to the Fund’s classification under the Investment Company Act to “non-diversified”, subject to the approval of the Fund’s shareholders.
The Advisor believes that changing the Fund’s classification to “non-diversified” is in the best interests of the Fund and its shareholders because it provides the Fund’s investment management team additional flexibility to deliver results through their highest conviction positions. The global real estate listed market is relatively “top heavy.” For example, during 2024 the top five constituents made up as much as 24.7% of the Fund’s performance index, the S&P Developed REIT (the “Performance Index”). While the Fund is not designed to track the Performance Index, it does select many securities from the Performance Index’s universe, and its performance is measured against the Performance Index. The Fund’s current diversification requirement limits the management team’s ability to actively manage the Fund and potentially implement desired allocations, which the team believes is important to maintain competitiveness in the relatively concentrated market for listed global real estate securities.
If the shareholders approve the Proposal, the Fund may be subject to additional investment risks or be more susceptible to investment risks it currently faces. As a “non-diversified” fund, the Fund would be permitted

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to invest a greater portion of its assets in a single issuer or small group of issuers than a “diversified” fund. “Non-diversified” funds typically hold the securities of fewer issuers than “diversified” funds do. Consequently, the change in value of any one security may affect the overall value of a “non-diversified” portfolio more than it would a “diversified” portfolio. A “non-diversified” fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a “diversified” fund, and may be more susceptible to greater losses because of such developments. In addition, greater ownership of a smaller number of issuers may make the Fund more susceptible to economic, business, political or other investment risk factors affecting the issuers in which it invests.
Although the Fund would no longer be subject to the Investment Company Act diversification requirements if the shareholders of the Fund approve the Proposal at the Meeting, the Fund intends to continue to comply with the federal tax diversification requirements under Subchapter M of the Internal Revenue Code (“IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the end of each quarter of its taxable year, (i) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.
A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, if the Proposal is approved, the Fund at times may not take full advantage of the greater flexibility afforded to a non-diversified fund. The Advisor will reserve the freedom of action to operate the Fund as non-diversified when it believes it would be in shareholders’ best interests to do so, provided that if the Fund does not operate as non-diversified within three years of shareholder approval, Investment Company Act rules will require the Fund to again seek shareholder approval if the Fund wanted to reserve the freedom of action to operate the Fund as non-diversified.
At a meeting held on December 5, 2024, the Board considered the recommendation of the Advisor to change the Fund’s classification to “non-diversified.” The Board considered all relevant factors, including the rationale for the proposed change and the potential impact on the Fund. At the meeting, the Advisor also made a presentation to, and responded to questions from, the Board regarding the Proposal and other matters relevant to the Board’s consideration of the Proposal. Based on its

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consideration of these matters, including the Advisor’s recommendation, the Board, including a majority of the Independent Directors, approved the change in the Fund’s classification from “diversified” to “non-diversified” and determined to recommend that shareholders of the Fund approve the Proposal.
If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from “diversified” to “non-diversified” will become effective when the Fund’s registration statement is revised to reflect the approval of the Proposal. If shareholders of the Fund do not approve the Proposal, the Fund will continue to be a diversified fund and remain subject to the fundamental investment restriction applicable to all diversified funds as classified under the Investment Company Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE OF THE FUND’S CLASSIFICATION FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND UNDER THE INVESTMENT COMPANY ACT.

OTHER INFORMATION

General Information
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors. Officers or employees of the Fund or American Century Investments, as well as any proxy solicitation firm hired by American Century Investments, may solicit proxies. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Fund who are their customers. It is anticipated that the solicitation of proxies will be primarily by mail, Internet, telephone, facsimile or personal interview.
Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. American Century Investments may reimburse banks, brokers, and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers, agents, or employees that it may employ for their reasonable expenses

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in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with this Proxy Statement are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy solicitation; (d) solicitation, tabulation, and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. American Century Services, LLC (“ACS”), the transfer agent and administrator of the Fund, and/or its affiliates have agreed to pay the expenses associated with this proxy statement that are detailed above.
ACS has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”), pursuant to which Broadridge will provide certain project management, telephone solicitation, and Internet and telephonic voting services in addition to providing for the mailing of the proxy statement. The fees to be paid to Broadridge by ACS under the contract are estimated to be approximately $22,000 in the aggregate.
Date, Time and Place of the Meeting
The meeting will be held on February 27, 2025 at 10:00 a.m. Central Time at the principal executive offices of American Century Investments, 4500 Main Street, Kansas City, Missouri 64111. Shareholders are invited to attend the meeting in person. For directions to our office please call 1-800-345-2021. Shareholders who cannot attend the meeting in person are urged to vote using the telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card.
Use and Revocation of Proxies
A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later- dated and signed proxy), by submitting a notice of revocation to the Secretary of the Fund or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder of record present at the meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the meeting, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Proposal. It is not

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anticipated that any matters other than the approval of the Proposal will be brought before the meeting. If, however, any other business properly is brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.
Voting Rights and Required Votes
A quorum of shareholders is necessary to hold a valid meeting.
Shareholders representing one-third of the issued and outstanding shares of the Fund entitled to vote must be present in person or by proxy to constitute a quorum for purposes of voting on the Proposal. Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Shareholders of all classes of the Fund vote together on the Proposal. Approval of the Proposal requires the approval of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present or represented by proxy at the meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms or other financial intermediaries holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the meeting. The Fund will include shares held of record by broker-dealers whose customers authorized it to vote such shares in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Shares as to which properly executed proxies are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will also be counted as present for the purposes of determining a quorum. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies as to the Proposal without further notice other than by announcement at the meeting.
Any adjournment of the meeting for the further solicitation of proxies for the Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the meeting to be adjourned. However, if the meeting is adjourned for more than ninety days, then the Fund is required to send a new shareholder meeting notice to shareholders. The

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persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment.
Outstanding Shares and Significant Shareholders
Only holders of record of shares at the close of business on January 10, 2025 (the “Record Date”) are entitled to vote on the Proposal at the meeting or any adjournment thereof. The following table sets forth the number of shares of the Fund issued and outstanding and the number of votes entitled to vote as of the close of business on the Record Date.

Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 Equals 1 Vote)
Investor Class
I Class
Y Class
A Class
C Class
R Class
R5 Class
R6 Class
G Class

Security Ownership of Certain Beneficial Owners and Management of the Fund
As of January 10, 2025, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of any class of the Fund. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the Investment Company Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

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Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Global Real Estate
Investor Class
American Century Serv Corp SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, MO Shares owned of record and beneficially
American Century Serv Corp SSB&T Custodian One Choice Portfolio Conservative Omnibus Kansas City, MO Shares owned of record and beneficially
American Century Serv Corp SSB&T Custodian One Choice Portfolio Aggressive Omnibus Kansas City, MO Shares owned of record and beneficially
LPL Financial San Diego, CA
Charles Schwab & Co., Inc. San Francisco, CA
American Century Serv Corp SSB&T Custodian One Choice Portfolio Very Aggressive Omnibus Kansas City, MO Shares owned of record and beneficially
A Class
American Enterprise Investment Svc Minneapolis, MN
Pershing LLC Jersey City, NJ

Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Charles Schwab & Co., Inc. San Francisco, CA
National Financial Services LLC Jersey City, NJ
Morgan Stanley Smith Barney New York, NY
LPL Financial San Diego, CA
MLPF&S Jacksonville, FL
C Class
Pershing LLC Jersey City, NJ
Raymond James Omnibus for Mutual Funds St. Petersburg, FL
LPL Financial San Diego, CA
American Enterprise Investment Svc Minneapolis, MN
Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ
G Class

Class	Shareholder	Percentage of Outstanding Shares Owned of Record

AC Retirement Date Trust
Woburn, MA
Includes 8.16% registered for the benefit of TD 2045 Trust; 7.76% registered for the benefit of TD 2050 Trust; 6.59% registered for the benefit of TD 2040 Trust; 6.00% registered for the benefit of TD 2035 Trust; and 5.90% registered for the benefit of TD 2055 Trust

American Century Services Corp. SSB&T Custodian One Choice 2045 Portfolio NT Global Real Estate Omnibus Kansas City, MO Shares owned of record and beneficially.
American Century Services Corp. SSB&T Custodian One Choice 2035 Portfolio NT Global Real Estate Omnibus Kansas City, MO Shares owned of record and beneficially.
American Century Services LLC SSB&T Custodian One Choice 2050 Portfolio NT Global Real Estate Omnibus Kansas City, MO Shares owned of record and beneficially.
American Century Services LLC SSB&T Custodian One Choice 2040 Portfolio NT Global Real Estate Omnibus Kansas City, MO Shares owned of record and beneficially.
I Class

Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Charles Schwab & Co., Inc. San Francisco, CA
Pershing LLC Jersey City, NJ
National Financial Services LLC Jersey City, NJ
American Enterprise Investment Svc Minneapolis, MN
Raymond James Omnibus for Mutual Funds St. Petersburg, FL
R Class
Sammons Financial Network LLC West Des Moines, IA
State Street BK/TR as TTEE and/or CUST FBO ADP Access Product Boston, MA
R5 Class
American Century Investment Management Inc. Kansas City, MO Shares owned of record and beneficially.
State Street BK/TR as TTEE and/or CUST FBO ADP Access Product Boston, MA

Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Lincoln Retirement Plan Services Company FBO Best Logistics Tech Co 401(k) Fort Wayne, IN
R6 Class
Empower Trust FBO Greenwood Village, CO Includes 20.60% registered for the benefit of Employee Benefits Clients 401(k)
Empower Trust FBO Greenwood Village, CO Includes 7.64% registered for the benefit of Empower Benefit Plans
National Financial Services LLC Jersey City, NJ
Charles Schwab & Co., Inc. San Francisco, CA
Lincoln National Life Insurance Co. Fort Wayne, IN
Voya Retirement Insurance and Annuity Company Windsor, CT

Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Y Class
Pershing LLC Jersey City, NJ

The Fund is unaware of any other shareholder, beneficial or of record, who owns more than 5% of any class of the Fund’s outstanding shares.
The directors and officers of the Fund, in the aggregate, owned [___] as of January 10, 2025.
Several other American Century Investments funds invest in the Fund. In the aggregate, our other funds own [__]% of the Fund. To avoid any potential conflicts of interest when one American Century Investments fund owns shares of another, the Fund’s investment advisor “echo votes” such shares.
That is, it votes the shares in the same proportion as the vote of all other holders of the shares.
Service Providers
The Fund’s investment advisor is American Century Investment Management, Inc. (the “Advisor”). American Century Services, LLC serves as transfer agent and administrator of the Fund. American Century Investment Services, Inc. serves as distributor to the Fund. The transfer agent/administrator and distributor are affiliates of the Advisor and are located at 4500 Main Street, Kansas City, Missouri 64111.
Proxy Statement Delivery
To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver a proxy statement to an investor at a shared address at which we delivered a single copy of this proxy statement. You may obtain an additional copy of this proxy statement by writing to the following address: American Century Investments, P.O. Box 419200, Kansas City, Missouri, 64141-6200, or calling American Century Investments, at 1-800-345-2021.
Investors at a shared address may change their current election regarding the number of copies of Fund documents delivered to their shared address by contacting American Century Investments at 1-800-345-2021 or writing to American Century Investments, 801 Pennsylvania Avenue, Suite 419200, Kansas City, Missouri 64105-1307, or contacting their financial professional.

WHERE TO FIND ADDITIONAL INFORMATION
The company is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the company, on
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behalf of the Fund, can be obtained by calling or writing the Fund. Copies of such material can be obtained at prescribed rates from the SEC or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

SHAREHOLDER PROPOSALS, DISCRETION OF ATTORNEYS NAMED IN THE PROXY AND OTHER MATTERS
The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Investments, P.O. Box 418210, Kansas City, Missouri, 64141, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
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American Century Investments®

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

American Century Investments®

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
To reclassify the fund from "diversified" to "non-diversified" under the Investment Company Act.	!	!	!

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials

GLOBAL REAL ESTATE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the Global Real Estate Fund (the "Fund") hereby appoints each Ashley L. Bergus, Ravtej Grewal, Britny Hawk, Jordan Ifland, Evan C. Johnson and Kathleen Gunja Nelson, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 27, 2025 at the principal executive office of American Century Investments at 4500 Main Street, Kansas City, Missouri 64111 at 10 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE